A3 ALTERNATIVE CREDIT FUND

Shares of Beneficial Interest (AAACX)

Supplement dated October 02, 2020

to the Prospectus and Statement of Additional Information dated September 12, 2019

The first sentences of the second paragraph under the heading “Investment Adviser” on page 13 of the Prospectus, the last paragraph under the heading “Investment Adviser” on page 40 of the Prospectus, footnote 5 to the Fund Expenses Table on page 15 of the Prospectus, and the fourth paragraph under the heading “Fund Expenses” on page 38 of the Statement of Additional Information is replaced with the following:

The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2022, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs) to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.95% per annum of the Fund’s average daily net assets.

The paragraph immediately preceding the Expense Example on page 16 of the Prospectus is replaced with the following:

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment. The example assumes annual expenses attributable to shares remain unchanged from the levels described in the Fund Expenses Table above and only accounts for the Expense Limitation Agreement through September 30, 2020 and shares earn a 5% annual return:

This Supplement, and the Fund’s Prospectus and Statement of Additional Information, each dated September 12, 2019, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling (877) 774-7724.

Please retain this Supplement for future reference.